UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-Q

       QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
                               INVESTMENT COMPANY

                  Investment Company Act file number 811-22442
                                                    -----------

                    First Trust High Income Long/Short Fund
         --------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
         --------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
         --------------------------------------------------------------
                    (Name and address of agent for service)

        Registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: October 31
                                              ------------

                    Date of reporting period: July 31, 2011
                                             ---------------

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (ss.ss. 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. SCHEDULE OF INVESTMENTS. The Schedule of Investments is attached herewith.

FIRST TRUST HIGH INCOME LONG/SHORT FUND
PORTFOLIO OF INVESTMENTS (a)
JULY 31, 2011 (UNAUDITED)


   PRINCIPAL                                                   STATED          STATED
     VALUE                      DESCRIPTION                    COUPON         MATURITY          VALUE
----------------  ---------------------------------------  --------------  --------------  ---------------

CORPORATE BONDS AND NOTES - 96.8%

                  AUTOMOTIVE - 3.5%
$      2,376,000  Ford Motor Co. (b).....................       9.22%         09/15/21     $     2,811,371
         553,000  Ford Motor Co. ........................       8.90%         01/15/32             671,341
       3,000,000  Ford Motor Co. (b).....................       7.75%         06/15/43           3,155,004
       2,480,000  Ford Motor Co. ........................       9.98%         02/15/47           3,062,307
          21,000  General Motors Unsecured Claim Trust
                      Units (c)..........................        N/A            N/A                551,250
       3,876,000  Goodyear Tire & Rubber (The) Co. (b)...      10.50%         05/15/16           4,384,725
       3,500,000  Navistar International Corp. (b).......       8.25%         11/01/21           3,823,750
       5,000,000  Pinafore, Inc., LLC (d)................       9.00%         10/01/18           5,487,500
                                                                                           ---------------
                                                                                                23,947,248
                                                                                           ---------------

                  BANKING - 6.8%
      22,000,000  Ally Financial, Inc. ..................       7.50%         09/15/20          23,182,500
       8,727,000  BAC Capital Trust XIV (b) (e)..........       5.63%         09/29/49           6,392,527
       6,500,000  Capital One Capital III (b)............       7.69%         08/15/36           6,670,625
       6,000,000  Deutsche Postbank Funding Trust IV (EUR)
                      (e)................................       5.98%         06/29/49           7,069,575
       4,000,000  Fifth Third Capital Trust IV (b) (e)...       6.50%         04/15/37           3,920,000
                                                                                           ---------------
                                                                                                47,235,227
                                                                                           ---------------

                  BASIC INDUSTRY - 10.0%
       4,200,000  Alpha Natural Resources, Inc. (b)......       6.00%         06/01/19           4,352,250
         687,000  Alpha Natural Resources, Inc. .........       6.25%         06/01/21             714,480
       1,255,000  Arch Coal, Inc. (d)....................       7.00%         06/15/19           1,320,888
         408,000  Arch Coal, Inc. .......................       7.25%         10/01/20             428,910
       9,000,000  Associated Materials LLC ..............       9.13%         11/01/17           9,135,000
       3,500,000  Boise Cascade LLC (b)..................       7.13%         10/15/14           3,491,250
       3,635,000  Boise Paper Holdings LLC/Boise Finance
                      Co. (b)............................       9.00%         11/01/17           3,989,412
       1,357,000  Century Aluminum Co. (b)...............       8.00%         05/15/14           1,418,065
       4,000,000  Cloud Peak Energy Resources Corp., LLC
                      (b)................................       8.25%         12/15/17           4,300,000
       6,500,000  Hexion U.S. Finance Corp./Hexion Nova
                      Scotia Finance ULC (b).............       8.88%         02/01/18           6,922,500
       8,655,000  Huntsman International LLC ............       8.63%         03/15/21           9,682,781
       3,500,000  Lyondell Chemical Co. (b)..............      11.00%         05/01/18           3,981,250
       5,000,000  Momentive Performance Materials, Inc. .       9.00%         01/15/21           5,175,000
       4,000,000  Polypore International, Inc. ..........       7.50%         11/15/17           4,270,000
       3,500,000  Texas Industries, Inc. (b).............       9.25%         08/15/20           3,460,625
       4,000,000  USG Corp. (b)..........................       6.30%         11/15/16           3,460,000
       3,500,000  Vertellus Specialties, Inc. (d)........       9.38%         10/01/15           3,626,875
                                                                                           ---------------
                                                                                                69,729,286
                                                                                           ---------------

                  CAPITAL GOODS - 7.9%
       1,900,000  Alliant Techsystems, Inc. (b)..........       6.75%         04/01/16           1,961,750
       3,400,000  Alliant Techsystems, Inc. (b)..........       6.88%         09/15/20           3,553,000
       6,390,000  American Railcar Industries, Inc. (b)..       7.50%         03/01/14           6,517,800
       3,850,000  BE Aerospace, Inc. (b).................       6.88%         10/01/20           4,158,000
       3,500,000  Ducommun, Inc. (d).....................       9.75%         07/15/18           3,613,750


                See Notes to Quarterly Portfolio of Investments           Page 1


FIRST TRUST HIGH INCOME LONG/SHORT FUND
PORTFOLIO OF INVESTMENTS (a) - (Continued)
JULY 31, 2011 (UNAUDITED)


   PRINCIPAL                                                   STATED          STATED
     VALUE                      DESCRIPTION                    COUPON         MATURITY          VALUE
----------------  ---------------------------------------  --------------  --------------  ---------------

CORPORATE BONDS AND NOTES - (Continued)

                  CAPITAL GOODS - (Continued)
$      5,000,000  Manitowoc (The), Inc., Co. (b).........       8.50%         11/01/20     $     5,462,500
       1,860,000  Mueller Water Products, Inc. (b).......       7.38%         06/01/17           1,785,600
       7,500,000  Reynolds Group Issuer, Inc., LLC (d)...       8.75%         05/15/18           7,237,500
         485,000  Reynolds Group Issuer, Inc., LLC (d)...       9.88%         08/15/19             490,456
       7,500,000  Terex Corp. (b)........................       8.00%         11/15/17           7,678,125
       6,500,000  Transdigm, Inc. (d)....................       7.75%         12/15/18           6,955,000
       4,650,000  Triumph Group, Inc. (b)................       8.63%         07/15/18           5,126,625
                                                                                           ---------------
                                                                                                54,540,106
                                                                                           ---------------

                  CONSUMER CYCLICAL - 1.1%
       3,250,000  ACCO Brands Corp. (b)..................      10.63%         03/15/15           3,644,063
       3,500,000  Phillips-Van Heusen Corp. (b)..........       7.38%         05/15/20           3,788,750
                                                                                           ---------------
                                                                                                 7,432,813
                                                                                           ---------------

                  CONSUMER NON-CYCLICAL - 0.5%
       3,170,000  Libbey Glass, Inc. ....................      10.00%         02/15/15           3,455,300
                                                                                           ---------------

                  ENERGY - 8.5%
       3,974,000  Berry Petroleum Co. (b)................       6.75%         11/01/20           4,083,285
       6,500,000  Chesapeake Energy Corp. (b)............       9.50%         02/15/15           7,670,000
       3,250,000  Denbury Resources, Inc. (b)............       8.25%         02/15/20           3,607,500
         425,000  Ferrellgas Finance Corp., L.P. ........       9.13%         10/01/17             457,938
       3,000,000  Ferrellgas Finance Corp., L.P. ........       6.50%         05/01/21           2,910,000
         800,000  Frontier Oil Corp. ....................       6.88%         11/15/18             858,000
       2,850,000  Geokinetics Holdings USA, Inc. ........       9.75%         12/15/14           2,800,125
       4,625,000  Helix Energy Solutions Group, Inc. (b)
                      (d)................................       9.50%         01/15/16           4,879,375
       4,000,000  Hornbeck Offshore Services, Inc. (b)...       8.00%         09/01/17           4,110,000
       7,500,000  Linn Energy LLC/Linn Energy Finance Corp.
                      (b)................................       8.63%         04/15/20           8,343,750
       3,500,000  Markwest Energy Partners L.P./Markwest
                      Energy Finance Corp. (b)...........       8.75%         04/15/18           3,850,000
       5,500,000  PHI, Inc. (b)..........................       8.63%         10/15/18           5,665,000
       5,400,000  Regency Energy Partners L.P./Regency
                      Energy Finance Corp. (b)...........       9.38%         06/01/16           6,068,250
       3,425,000  Targa Resources Partners L.P./Targa
                      Resources Partners Finance Corp. (d)      7.88%         10/15/18           3,604,812
                                                                                           ---------------
                                                                                                58,908,035
                                                                                           ---------------

                  FINANCIAL SERVICES - 9.7%
      19,500,000  CIT Group, Inc. (d)....................       7.00%         05/02/17          19,573,125
      10,500,000  GE Capital Trust IV (EUR) (e)..........       4.63%         09/15/66          13,654,194
         410,000  General Electric Capital Corp. (EUR) (e)      5.50%         09/15/67             548,658
       7,500,000  Icahn Enterprises L.P./Icahn Enterprises
                      Finance Corp. (b)..................       8.00%         01/15/18           7,781,250
       8,000,000  SLM Corp. (b)..........................       8.00%         03/25/20           8,779,072
      18,000,000  Springleaf Finance Corp. ..............       6.90%         12/15/17          16,942,500
                                                                                           ---------------
                                                                                                67,278,799
                                                                                           ---------------

                  HEALTHCARE - 2.7%
       5,880,000  Alere, Inc. (b)........................       9.00%         05/15/16           6,151,950


Page 2          See Notes to Quarterly Portfolio of Investments


FIRST TRUST HIGH INCOME LONG/SHORT FUND
PORTFOLIO OF INVESTMENTS (a) - (Continued)
JULY 31, 2011 (UNAUDITED)


   PRINCIPAL                                                   STATED          STATED
     VALUE                      DESCRIPTION                    COUPON         MATURITY          VALUE
----------------  ---------------------------------------  --------------  --------------  ---------------

CORPORATE BONDS AND NOTES - (Continued)

                  HEALTHCARE - (Continued)
 $     3,207,000  Bausch & Lomb, Inc. (b)................         9.88%         11/01/15    $    3,407,438
       5,600,000  HCA Holdings, Inc. (d).................         7.75%         05/15/21         5,726,000
       3,415,000  HCA, Inc. (b)..........................         6.50%         02/15/16         3,508,912
                                                                                           ---------------
                                                                                                18,794,300
                                                                                           ---------------

                  INSURANCE - 7.2%
       2,450,000  American International Group, Inc. (EUR)
                      (e)................................         8.00%         05/22/38         3,485,214
       1,800,000  American International Group, Inc. (EUR)
                      (e)................................         4.88%         03/15/67         2,056,212
       3,050,000  American International Group, Inc. (GBP)
                      (e)................................         8.63%         05/22/38         5,119,045
      10,950,000  American International Group, Inc. (GBP)
                      (e)................................         5.75%         03/15/67        14,738,517
       5,000,000  CHUBB Corp. (b) (e)....................         6.38%         03/29/67         5,187,500
      11,000,000  Glen Meadow Pass Through Trust (d) (e).         6.51%         02/12/67         9,377,500
       6,500,000  Liberty Mutual Group, Inc. (d) (e).....         7.00%         03/15/37         6,332,839
       2,000,000  Lincoln National Corp. (b) (e).........         7.00%         05/17/66         2,040,000
       1,800,000  Lincoln National Corp. (b) (e).........         6.05%         04/20/67         1,728,000
                                                                                           ---------------
                                                                                                50,064,827
                                                                                           ---------------

                  MEDIA - 3.1%
       6,000,000  CCH II LLC/CCH II Capital Corp. (b)....         13.50%        11/30/16         7,110,000
       3,500,000  Cequel Communications Holdings I
                      LLC/Cequel Capital Corp. (b) (d)...         8.63%         11/15/17         3,740,625
       4,851,000  Clear Channel Communications, Inc. (b).         5.50%         12/15/16         3,080,385
       7,000,000  Clear Channel Worldwide Holdings, Inc.
                      (b)................................         9.25%         12/15/17         7,647,500
                                                                                           ---------------
                                                                                                21,578,510
                                                                                           ---------------

                  SERVICES - 22.1%
       2,597,565  American Airlines Pass Through Trust
                      2001-01 ...........................         7.38%         05/23/19         2,181,955
       5,782,739  American Airlines Pass Through Trust
                      2001-01 ...........................         6.98%         05/23/21         4,857,501
       3,500,000  ARAMARK Corp. (b)......................         8.50%         02/01/15         3,657,500
       2,000,000  Ashtead Capital, Inc. (d)..............         9.00%         08/15/16         2,090,000
       5,500,000  Avis Budget Car Rental LLC/Avis Budget
                      Finance, Inc. (b)..................         9.63%         03/15/18         5,988,125
       1,426,000  Avis Budget Car Rental LLC/Avis Budget
                      Finance, Inc. (b)..................         8.25%         01/15/19         1,477,693
       6,500,000  Beazer Homes USA, Inc. (b).............         8.13%         06/15/16         5,590,000
       6,352,362  Continental Airlines 2003-ERJ1 Pass
                      Through Trust .....................         7.88%         07/02/18         6,288,839
       2,862,548  Continental Airlines 2005-ERJ1 Pass
                      Through Trust .....................         9.80%         04/01/21         2,962,737
       2,233,349  Delta Air Lines 2009-1 Series B Pass
                      Through Trust .....................         9.75%         12/17/16         2,367,350
       7,000,000  Delta Air Lines, Inc. (d)..............         12.25%        03/15/15         7,831,250


                See Notes to Quarterly Portfolio of Investments           Page 3


FIRST TRUST HIGH INCOME LONG/SHORT FUND
PORTFOLIO OF INVESTMENTS (a) - (Continued)
JULY 31, 2011 (UNAUDITED)


   PRINCIPAL                                                   STATED          STATED
     VALUE                      DESCRIPTION                    COUPON         MATURITY          VALUE
----------------  ---------------------------------------  --------------  --------------  ---------------

CORPORATE BONDS AND NOTES - (Continued)

                  SERVICES - (Continued)
$      6,786,000  Energysolutions, Inc., LLC ............      10.75%         08/15/18     $     7,210,125
       9,000,000  Harrah's Operating, Inc., Co. (b)......      10.00%         12/15/18           7,852,500
       8,000,000  Hertz (The) Corp. (d)..................       7.50%         10/15/18           8,300,000
       5,250,000  Iron Mountain, Inc. (b)................       8.38%         08/15/21           5,643,750
       2,605,000  Isle of Capri Casinos, Inc. (d)........       7.75%         03/15/19           2,670,125
       5,000,000  K Hovnanian Enterprises, Inc. (b)......      10.63%         10/15/16           4,662,500
       8,000,000  MGM Resorts International (b)..........      11.13%         11/15/17           9,260,000
       3,839,654  Northwest Airlines 2001-1 Class B Pass
                      Through Trust .....................       7.69%         04/01/17           3,878,050
       5,500,000  Pinnacle Entertainment, Inc. (b).......       7.50%         06/15/15           5,692,500
       1,780,000  Pulte Group, Inc. (b)..................       7.63%         10/15/17           1,857,875
       4,570,000  Pulte Group, Inc. (b)..................       7.88%         06/15/32           4,192,975
       5,000,000  RailAmerica, Inc. (b)..................       9.25%         07/01/17           5,525,000
       3,319,000  Shea Homes L.P./Shea Homes Funding Corp.
                      (d)................................       8.63%         05/15/19           3,319,000
       5,500,000  Standard Pacific Corp. (b).............       8.38%         05/15/18           5,568,750
       4,269,362  UAL 2009-2B Pass Through Trust (d).....      12.00%         01/15/16           4,674,952
       7,000,000  United Air Lines, Inc. (d).............      12.00%         11/01/13           7,472,500
       5,150,000  United Rentals North America, Inc. (b).       9.25%         12/15/19           5,787,312
       2,500,000  United Rentals North America, Inc. (b).       8.38%         09/15/20           2,612,500
       7,230,050  US Airways 2000-3C Pass Through Trust .       8.39%         03/01/22           6,579,345
       5,000,000  Wynn Las Vegas LLC/Wynn Las Vegas Capital
                      Corp. (b)..........................       7.88%         05/01/20           5,525,000
                                                                                           ---------------
                                                                                               153,577,709
                                                                                           ---------------

                  TECHNOLOGY & ELECTRONICS - 4.4%
       5,500,000  Alcatel-Lucent USA, Inc. (b)...........       6.45%         03/15/29           4,991,250
       5,675,000  CommScope, Inc. (d)....................       8.25%         01/15/19           5,930,375
       9,050,000  First Data Corp. (d)...................       8.88%         08/15/20           9,728,750
       8,834,000  Freescale Semiconductor, Inc. (d)......      10.13%         03/15/18           9,894,080
                                                                                           ---------------
                                                                                                30,544,455
                                                                                           ---------------

                  TELECOMMUNICATIONS - 4.8%
       1,496,000  Eh Holding Corp. (d)...................       7.63%         06/15/21           1,548,360
       7,000,000  Frontier Communications Corp. (b)......       9.00%         08/15/31           7,271,250
       3,500,000  MetroPCS Wireless, Inc. (b)............       7.88%         09/01/18           3,740,625
      10,000,000  Sprint Capital Corp. (b)...............       8.75%         03/15/32          10,875,000
       6,000,000  Sprint Nextel Corp. ...................       9.25%         04/15/22           6,450,000
       3,250,000  Viasat, Inc. (b).......................       8.88%         09/15/16           3,428,750
                                                                                           ---------------
                                                                                                33,313,985
                                                                                           ---------------

                  UTILITY - 4.5%
       7,500,000  Calpine Corp. (d)......................       7.88%         07/31/20           7,950,000
       6,623,000  Edison Mission Energy (b)..............       7.63%         05/15/27           4,602,985
      11,000,000  Energy Future Intermediate Holding Co.,
                      LLC/Energy Future Intermediate
                      Holding Finance, Inc. .............      10.00%         12/01/20          11,661,584
       5,000,000  NRG Energy, Inc. (b)...................       8.25%         09/01/20           5,175,000


Page 4          See Notes to Quarterly Portfolio of Investments


FIRST TRUST HIGH INCOME LONG/SHORT FUND
PORTFOLIO OF INVESTMENTS (a) - (Continued)
JULY 31, 2011 (UNAUDITED)


   PRINCIPAL                                                   STATED          STATED
     VALUE                      DESCRIPTION                    COUPON         MATURITY          VALUE
----------------  ---------------------------------------  --------------  --------------  ---------------

CORPORATE BONDS AND NOTES - (Continued)

                  UTILITY - (Continued)
$      2,150,000  Texas Competitive Electric Holdings Co.
                      LLC/Texas Competitive Electric
                      Holdings Finance, Inc. (d).........      11.50%         10/01/20     $     1,999,500
                                                                                           ---------------
                                                                                                31,389,069
                                                                                           ---------------
                  TOTAL CORPORATE BONDS AND NOTES ....................................         671,789,669
                  (Cost $659,019,682)                                                      ---------------


   PRINCIPAL
     VALUE
     (LOCAL                                                    STATED          STATED           VALUE
    CURRENCY)                   DESCRIPTION                    COUPON         MATURITY      (US DOLLARS)
----------------  ---------------------------------------  --------------  --------------  ---------------

FOREIGN CORPORATE BONDS AND NOTES - 20.0%

                  BANKING - 6.2%
       6,500,000  ABN AMRO Bank N.V. (EUR) (e)...........       4.31%         03/29/49           7,378,510
         500,000  Egg Banking PLC (GBP) (e)..............       6.88%         12/29/21             805,731
       7,829,000  Egg Banking PLC (GBP) (e)..............       7.50%         05/29/49          12,638,728
       5,110,000  HT1 Funding GmbH (EUR) (e).............       6.35%         07/29/49           5,510,612
       3,300,000  IKB Deutsche Industriebank AG (EUR) (f)       2.33%         05/28/13           3,437,796
         175,000  IKB Deutsche Industriebank AG (EUR) ...       4.50%         07/09/13             202,424
       2,100,000  Mizuho Capital Investment, Ltd. (USD) (b)
                      (d) (e)............................      14.95%         12/29/49           2,667,090
       7,344,000  Northern Rock Asset Management PLC (GBP)      9.38%         10/17/21          10,306,818
                                                                                           ---------------
                                                                                                42,947,709
                                                                                           ---------------

                  BASIC INDUSTRY - 5.0%
       4,500,000  Aperam (USD) (d).......................       7.38%         04/01/16           4,488,750
       3,451,000  Boart Longyear Management Pty., Ltd.
                      (USD) (d)..........................       7.00%         04/01/21           3,563,157
       3,135,000  FMG Resources Pty, Ltd. (USD) (d)......       7.00%         11/01/15           3,264,319
       1,000,000  INEOS Finance PLC (EUR) ...............       9.25%         05/15/15           1,508,751
       4,000,000  INEOS Group Holdings PLC (EUR) ........       7.88%         02/15/16           5,575,193
       5,000,000  Novelis, Inc. (USD) (b)................       8.75%         12/15/20           5,587,500
       4,200,000  Stora Enso Oyj (USD) (d)...............       7.25%         04/15/36           3,948,000
       6,785,000  Vedanta Resources PLC (USD) (d)........       8.25%         06/07/21           7,048,258
                                                                                           ---------------
                                                                                                34,983,928
                                                                                           ---------------

                  CAPITAL GOODS - 0.6%
       3,000,000  Ardagh Packaging Finance (EUR) ........       9.25%         10/15/20           4,305,328
                                                                                           ---------------

                  ENERGY - 2.6%
       9,400,000  CHC Helicopter S.A. (USD) (d)..........       9.25%         10/15/20           8,460,000
       5,600,000  OGX Petroleo e Gas Participacoes S.A.
                      (USD) (d)..........................       8.50%         06/01/18           5,930,400
       3,861,000  Precision Drilling Corp. (USD) ........       6.63%         11/15/20           4,005,787
                                                                                           ---------------
                                                                                               18,396,187
                                                                                           ---------------


                See Notes to Quarterly Portfolio of Investments           Page 5


FIRST TRUST HIGH INCOME LONG/SHORT FUND
PORTFOLIO OF INVESTMENTS (a) - (Continued)
JULY 31, 2011 (UNAUDITED)


   PRINCIPAL
     VALUE
     (LOCAL                                                    STATED          STATED           VALUE
    CURRENCY)                   DESCRIPTION                    COUPON         MATURITY      (US DOLLARS)
----------------  ---------------------------------------  --------------  --------------  ---------------

FOREIGN CORPORATE BONDS AND NOTES - (Continued)

                  INSURANCE - 1.5%
       5,000,000  ING Groep N.V. (GBP) (e)...............       5.14%         03/29/49     $     6,853,025
       3,500,000  Oil Insurance Ltd. (USD) (d) (f).......       3.23%         12/29/49           3,243,184
                                                                                           ---------------
                                                                                                10,096,209
                                                                                           ---------------

                  SERVICES - 1.5%
       5,250,000  Hapag-Lloyd AG (USD) (d)...............       9.75%         10/15/17           4,856,250
       5,755,000  Royal Caribbean Cruises Ltd. (USD) (b).       7.50%         10/15/27           5,841,325
                                                                                           ---------------
                                                                                                10,697,575
                                                                                           ________________

                  TELECOMMUNICATIONS - 1.8%
       3,000,000  En Germany Holdings B.V. (EUR) ........      10.75%         11/15/15           4,333,421
       5,250,000  Intelsat Luxembourg S.A. (USD) (b).....      11.25%         02/04/17           5,630,625
       2,200,000  Intelsat Luxembourg S.A. (USD) (b).....      11.50%         02/04/17           2,370,500
                                                                                           ---------------
                                                                                                12,334,546
                                                                                           ---------------

                  UTILITY - 0.8%
       5,000,000  Intergen N.V. (USD) (d)................       9.00%         06/30/17           5,300,000
                                                                                           ---------------
                  TOTAL FOREIGN CORPORATE BONDS AND NOTES ............................         139,061,482
                  (Cost $136,409,451)                                                      ---------------


   PRINCIPAL                                                                   STATED
     VALUE                      DESCRIPTION                    RATE (g)     MATURITY (h)        VALUE
----------------  ---------------------------------------  --------------  --------------  ---------------

SENIOR FLOATING-RATE LOAN INTERESTS - 4.1%

                  AUTOMOTIVE - 2.0%
$      7,269,552  Allison Transmission, Inc..............       2.94%         08/07/14           7,111,032
       7,243,702  Federal Mogul Corp Term Loan B ........       2.13%         12/27/14           6,900,923
                                                                                           ---------------
                                                                                                14,011,955
                                                                                           ---------------

                  ENERGY - 0.9%
       6,000,000  Meg Energy Term Loan ..................       4.00%         03/18/18           5,994,168
                                                                                           ---------------

                  REAL ESTATE - 0.5%
       3,373,206  Realogy Initial Term Loan B ...........       4.52%         10/10/16           3,176,436
         569,257  Realogy Synthetic Letter of Credit ....       4.94%         10/10/16             536,051
                                                                                           ---------------
                                                                                                 3,712,487
                                                                                           ---------------

                  SERVICES - 0.7%
       4,930,556  US Airways Term Loan (PP) .............       2.69%         03/23/14           4,452,139
                                                                                           ---------------
                  TOTAL SENIOR FLOATING-RATE LOAN INTERESTS ..........................          28,170,749
                  (Cost $28,241,855)                                                       ---------------

   PRINCIPAL                                                   STATED          STATED
     VALUE                      DESCRIPTION                    COUPON         MATURITY          VALUE
----------------  ---------------------------------------  --------------  --------------  ---------------

ASSET-BACKED SECURITIES - 2.7%
                  Ace Securities Corp.
       4,724,462      Series 2007-HE2, Class A2A (f).....       0.31%         12/25/36           2,871,698


Page 6          See Notes to Quarterly Portfolio of Investments


FIRST TRUST HIGH INCOME LONG/SHORT FUND
PORTFOLIO OF INVESTMENTS (a) - (Continued)
JULY 31, 2011 (UNAUDITED)


   PRINCIPAL                                                   STATED          STATED
     VALUE                      DESCRIPTION                    COUPON         MATURITY          VALUE
----------------  ---------------------------------------  --------------  --------------  ---------------

ASSET-BACKED SECURITIES - (Continued)
                  Carrington Mortgage Loan Trust
$      3,541,681      Series 2006-NC4, Class A5 (f)......       0.25%         10/25/36     $     2,843,731
                  HSI Asset Securitization Corp. Trust
       3,225,265      Series 2007-NC1, Class A1 (f)......       0.29%         04/25/37           2,786,721
                  Keycorp Student Loan Trust
       3,765,955      Series 2000-A, Class A2 (f)........       0.58%         05/25/29           3,440,248
                  Morgan Stanley ABS Capital I
       2,077,892      Series 2006-HE6, Class A2B (f).....       0.29%         09/25/36           1,819,871
                  Securitized Asset Backed Receivables LLC
                      Trust
      10,601,480      Series 2006-FR4, Class A2A (f).....       0.27%         08/25/36           3,318,968
                  Soundview Home Equity Loan Trust
       1,970,269      Series 2006-EQ2, Class A2 (f)......       0.30%         01/25/37           1,704,473
                                                                                           ---------------
                  TOTAL ASSET-BACKED SECURITIES ......................................          18,785,710
                  (Cost $21,685,011)                                                       ---------------


MORTGAGE-BACKED SECURITIES - 0.8%

                  COLLATERALIZED MORTGAGE OBLIGATIONS - 0.8%
                  Morgan Stanley Mortgage Loan Trust
       2,702,866      Series 2007-6XS, Class 2A1S (f)....       0.30%         02/25/47           2,240,660
                  Wells Fargo Mortgage Backed Securities Trust
       4,842,431      Series 2006-AR7, Class 2A4 (f).....       2.74%         05/25/36           3,668,345
                                                                                           ---------------
                  TOTAL MORTGAGE-BACKED SECURITIES ...................................           5,909,005
                  (Cost $6,599,872)                                                        ---------------


     SHARES                                     DESCRIPTION                                     VALUE
----------------  -----------------------------------------------------------------------  ---------------

COMMON STOCKS - 1.6%

                  AUTOMOTIVE - 1.2%
         448,000  Ford Motor Co. (i)..................................................           5,470,080
          97,114  General Motors Co. (i)..............................................           2,688,115
                                                                                           ---------------
                                                                                                 8,158,195
                                                                                           ---------------

                  BANKING - 0.4%
          75,700  Citigroup, Inc. ....................................................           2,902,338
                                                                                           ---------------
                  TOTAL COMMON STOCKS ................................................          11,060,533
                                                                                           ---------------
                  (Cost $14,656,783)

WARRANTS - 0.4%

                  AUTOMOTIVE - 0.4%
          76,104  General Motors Co. (i)..............................................           1,433,038
          76,104  General Motors Co. (i)..............................................           1,034,254
                                                                                           ---------------
                  TOTAL WARRANTS .....................................................           2,467,292
                  (Cost $4,021,847)                                                        ---------------


                See Notes to Quarterly Portfolio of Investments           Page 7


FIRST TRUST HIGH INCOME LONG/SHORT FUND
PORTFOLIO OF INVESTMENTS (a) - (Continued)
JULY 31, 2011 (UNAUDITED)


     SHARES                                     DESCRIPTION                                     VALUE
----------------  -----------------------------------------------------------------------  ---------------

SHORT-TERM INVESTMENTS - 1.5%

      10,256,413  Dreyfus Government Cash Management .................................      $   10,256,413
                                                                                           ---------------
                  TOTAL SHORT-TERM INVESTMENTS .......................................          10,256,413
                  (Cost $10,256,413)                                                       ---------------

                  TOTAL INVESTMENTS - 127.9% .........................................         887,500,853
                  (Cost $880,890,914) (j)

   PRINCIPAL                                                   STATED          STATED
     VALUE                      DESCRIPTION                    COUPON         MATURITY          VALUE
----------------  ---------------------------------------  --------------  --------------  ---------------

U.S. GOVERNMENT BONDS SOLD SHORT - (27.1%)

   $(117,500,000) United States Treasury Note Bond ......       1.25%         09/30/15        (118,638,340)
     (70,000,000) United States Treasury Note Bond ......       2.63%         08/15/20         (69,792,170)
                                                                                           ---------------
                  TOTAL U.S. GOVERNMENT BONDS SOLD SHORT .............................        (188,430,510)
                  (Cost $(183,288,340))                                                    ---------------


CORPORATE BONDS SOLD SHORT - (2.6%)

                  BANKING - (1.6%)
     (10,000,000) Ally Financial, Inc. ..................       8.00%         11/01/31         (10,762,500)
                                                                                           ---------------

                  BASIC INDUSTRY - (1.0%)
      (6,950,000) Vulcan Materials Co. ..................       7.50%         06/15/21          (6,983,596)
                                                                                           ---------------
                  TOTAL CORPORATE BONDS SOLD SHORT ...................................         (17,746,096)
                  (Cost $(18,227,825))                                                     ---------------


                  TOTAL INVESTMENTS SOLD SHORT - (29.7%) .............................        (206,176,606)
                  (Cost $(201,516,165))

                  NET OTHER ASSETS AND LIABILITIES - 1.8% ............................          12,541,674
                                                                                           ---------------
                  NET ASSETS - 100.0% ................................................     $   693,865,921
                                                                                           ===============

--------

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) This security or a portion of this security is segregated as collateral for investments sold short.

(c) Represents non-transferable trust units established per General Motors Corp. reorganization to facilitate future distributions, if any, of General Motors stock and/or warrants for disputed unresolved claims. These units were received in exchange for the previously owned General Motors 8.375% Corporate Notes that were scheduled to mature on 7/15/33.

(d) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by MacKay Shields LLC, the Fund's sub-advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At July 31, 2011, securities noted as such amounted to $208,144,545, or 30.00% of net assets.

(e) Fixed-to-floating rate security. The interest rate shown reflects the fixed rate in effect at July 31, 2011. At a predetermined date, the fixed rate will change to a floating rate.

(f) Floating rate security. The interest rate shown reflects the rate in effect at July 31, 2011.


Page 8          See Notes to Quarterly Portfolio of Investments

FIRST TRUST HIGH INCOME LONG/SHORT FUND
PORTFOLIO OF INVESTMENTS (a) - (Continued)
JULY 31, 2011 (UNAUDITED)


(g) Senior Loans in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum base LIBOR rate.

(h) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown. (i) Non-income producing security.

(j) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of July 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $24,699,897 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $18,089,958.

N/A   Not Applicable


Currency Abbreviations:
      EUR   Euro Dollar
      GBP   British Pound Sterling
      USD   United States Dollar


CREDIT DEFAULT SWAP CONTRACTS OUTSTANDING


                                                                Credit
                                                              Rating of   Notional                               Unrealized
                     Buy/Sell                                 Reference    Amount   Pay/Receive   Expiration   Appreciation/
REFERENCE ENTITY     Protection  Counterparty                 Entity (k)   (000)    Fixed Rate       Date      (Depreciation)
-----------------------------------------------------------------------------------------------------------------------------
French Republic       Buy        Credit Suisse International     AAA      $14,500      0.25%       09/20/16       $167,912
Republic of Austria   Buy        Credit Suisse International     AAA       14,000      1.00        09/20/16         95,869
Republic of Italy     Buy        Credit Suisse International     AA-        8,500      1.00        09/20/16        482,191
                                                                          -------                                 --------
                                                                          $37,000                                 $745,972
                                                                          =======                                 ========

(k)   Credit rating as issued by Standard and Poor's Ratings Group.


                See Notes to Quarterly Portfolio of Investments           Page 9

FIRST TRUST HIGH INCOME LONG/SHORT FUND
PORTFOLIO OF INVESTMENTS (a) - (Continued)
JULY 31, 2011 (UNAUDITED)


VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of July 31, 2011 is as follows (see Note A - Portfolio Valuation in the Notes to Quarterly Portfolio of Investments):

                                                  ASSETS TABLE
                                                                                    LEVEL 2         LEVEL 3
                                                     TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                   VALUE AT         QUOTED        OBSERVABLE      UNOBSERVABLE
                                                   7/31/2011        PRICES          INPUTS           INPUTS
                                                ---------------  -------------  ---------------  --------------
Corporate Bonds and Notes*....................  $   671,789,669  $          --  $   671,789,669  $           --
Foreign Corporate Bonds and Notes*............      139,061,482             --      139,061,482              --
Senior Floating-Rate Loan Interests*..........       28,170,749             --       28,170,749              --
Asset-Backed Securities.......................       18,785,710             --       18,785,710              --
Mortgage-Backed Securities....................        5,909,005             --        5,909,005              --
Common Stocks*................................       11,060,533     11,060,533               --              --
Warrants*.....................................        2,467,292      2,467,292               --              --
Short-Term Investments........................       10,256,413     10,256,413               --              --
                                                ---------------  -------------  ---------------  --------------

Total Investments.............................      887,500,853     23,784,238      863,716,615              --
                                                ---------------  -------------  ---------------  --------------
Other Financial Instruments:
Credit Default Swaps**........................          745,972             --               --         745,972
                                                ---------------  -------------  ---------------  --------------
Total ........................................  $   888,246,825  $  23,784,238  $   863,716,615  $      745,972
                                                ===============  =============  ===============  ==============


                                               LIABILITIES TABLE
                                                                                    LEVEL 2         LEVEL 3
                                                     TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                   VALUE AT         QUOTED        OBSERVABLE      UNOBSERVABLE
                                                   7/31/2011        PRICES          INPUTS           INPUTS
                                                ---------------  -------------  ---------------  --------------
U.S. Government Bonds Sold Short..............  $  (188,430,510) $          --  $  (188,430,510) $           --
Corporate Bonds Sold Short*...................      (17,746,096)            --      (17,746,096)             --
Forward Foreign Currency Contracts***.........       (3,070,089)            --       (3,070,089)             --
                                                ---------------  -------------  ---------------  --------------
Total ........................................  $  (198,048,776) $          --  $  (198,048,776) $           --
                                                ===============  =============  ===============  ==============


*     See the Portfolio of Investments for industry breakout.

**    See the Credit Default Swap Contracts Outstanding for contract detail.

*** See the Schedule of Forward Foreign Currency Contracts for contract and currency detail.


Page 10         See Notes to Quarterly Portfolio of Investments

FIRST TRUST HIGH INCOME LONG/SHORT FUND
SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS
JULY 31, 2011 (UNAUDITED)


                                      FORWARD FOREIGN CURRENCY CONTRACTS
                            ---------------------------------------------------------
                                                                         PURCHASE           SALE          UNREALIZED
SETTLEMENT                         AMOUNT               AMOUNT          VALUE AS OF      VALUE AS OF    APPRECIATION/
   DATE      COUNTERPARTY      PURCHASED (a)           SOLD (a)        JULY 31, 2011    JULY 31, 2011   (DEPRECIATION)
----------  --------------  --------------------  ------------------  ---------------  ---------------  --------------
 08/26/11   JPM             USD     59,155,966    EUR     42,210,000  $    59,155,966  $    60,613,054  $   (1,457,588)
 08/26/11   JPM             USD     50,192,764    GBP     31,570,000       50,192,764       51,804,765      (1,612,501)
                                                                                                        --------------
Net Unrealized Appreciation (Depreciation)............................................................  $   (3,070,089)
                                                                                                        ==============

(a)   Please see page 9 for currency descriptions.

Counterparty Abbreviations:
      JPM   JPMorgan Chase


                See Notes to Quarterly Portfolio of Investments          Page 11


NOTES TO QUARTERLY PORTFOLIO OF INVESTMENTS

                    FIRST TRUST HIGH INCOME LONG/SHORT FUND
                           JULY 31, 2011 (UNAUDITED)


                       VALUATION AND INVESTMENT PRACTICES

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of First Trust High Income Long/Short Fund (the "Fund") is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940, as amended (the "1940 Act"). Securities for which market quotations are readily available are valued using the last reported sale price on the business day as of which such value is being determined. If no sales are reported on such business day (as in the case of some securities traded over-the-counter), the last reported bid price is used, except that certain U.S. Government securities are valued at the mean between the last reported bid and asked prices. Mortgage-backed securities ("MBS") and other debt securities not traded in an organized market are valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

      1)  benchmark yields;

      2)  reported trades;

      3)  broker/dealer quotes;

      4)  issuer spreads;

      5)  benchmark securities;

      6)  bids and offers; and

      7)  reference data including market research publications.

A ready market does not exist for some of these investments. As such, these values may differ from the values that would have been used had a ready market for these investments existed, and the differences could be material.

The loan assignments, participations and commitments ("Senior Loans") held in the Fund are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the fair value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are valued using information provided by a third party pricing service. The third party pricing service primarily uses broker quotes to value the Senior Loans.

Forward foreign currency contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by an independent pricing service.

Debt securities having a remaining maturity of sixty days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts.

In the event that market quotations are not readily available, the pricing service or dealer does not provide a valuation, or the valuations received are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities. Additionally, if events occur after the close of the principal markets for certain securities (e.g., domestic debt and foreign securities) that could materially affect the Fund's NAV, First Trust may use a fair value method to value the Fund's securities. The use of fair value pricing is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. Fair valuation of a security is based on the consideration of all available information, including, but not limited to, the following:

      1)  the fundamental business data relating to the issuer;

      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

      3)  the type, size and cost of a security;

      4)  the financial statements of the issuer;

      5) the credit quality and cash flow of the issuer, based on the Sub-Advisor's or external analysis;

      6) the information as to any transactions in or offers for the security;

      7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

      8)  the coupon payments;

      9) the quality, value and salability of collateral, if any, securing the security;

      10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;

      11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry; and

      12) other relevant factors.


The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical securities. An active market is a market in which transactions for the security occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

         o  Quoted prices for similar securities in active markets.

         o Quoted prices for identical or similar securities in markets that are non-active. A non-active market is a market where there are few transactions for the security, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

         o Inputs other than quoted prices that are observable for the security (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

         o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the security.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments as of July 31, 2011, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.

Securities purchased on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At July 31, 2011, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

C. FORWARD FOREIGN CURRENCY CONTRACTS:

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included on the Schedule of Forward Foreign Currency Contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Schedule of Forward Foreign Currency Contracts.

During the period ended July 31, 2011, the open and close notional values of forward foreign currency contracts were $1,711,799,544 and $(1,688,882,624), respectively.

                    FIRST TRUST HIGH INCOME LONG/SHORT FUND
                           JULY 31, 2011 (UNAUDITED)


D. FOREIGN CURRENCY:

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received.

E. SHORT SALES:

Short sales are utilized for investment and risk management purposes and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold that are not currently owned in the Fund's portfolio. When a short sale is engaged in, the security sold short must be borrowed and delivered to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund will pay a fee or premium to borrow the securities and is obligated to repay the lenders of the securities. Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund's portfolio. The Fund is subject to the risk it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

F. CREDIT DEFAULT SWAPS:

The Fund may enter into credit default swap contracts ("CDS") for investment purposes or to manage credit risk. A CDS is an agreement between two parties ("Counterparties") to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the "par value", of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer "par value" or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. In the event of a default by the counterparty, the Fund will seek withdrawal of this collateral and may incur certain costs exercising its right with respect to the collateral. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

ITEM 2. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

   (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) First Trust High Income Long/Short Fund
            --------------------------------------------------------------------

By (Signature and Title)*  /s/ James A. Bowen
                        --------------------------------------------------------
                        James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                        (principal executive officer)

Date  September 21, 2011
     ------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ James A. Bowen
                        --------------------------------------------------------
                        James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                        (principal executive officer)

Date  September 21, 2011
     ------------------------

By (Signature and Title)*  /s/ Mark R. Bradley
                        --------------------------------------------------------
                        Mark R. Bradley, Treasurer, Chief Financial Officer and Chief Accounting Officer
                        (principal financial officer)

Date  September 21, 2011
     ------------------------

* Print the name and title of each signing officer under his or her signature.